American Century ETF Trust Statement of Additional Information Supplement

Supplement dated June 28, 2019 ■ Statement of Additional Information dated January 1, 2019
The following entry is added to the Accounts Managed table on page 43 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jason Greenblath(1)	Number of Accounts	3	0	0
	Assets	$253.4 million(2)	N/A	N/A

[1]	Information is provided as of June 24, 2019.

[2]	Includes $63.4 million in American Century Diversified Corporate Bond ETF.
The following replaces the entry for American Century Diversified Corporate Bond ETF in the Ownership of Securities table on page 45 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Diversified Corporate Bond ETF
Gavin Fleischman	A
Jason Greenblath(1)	A
Jeffrey L. Houston	A
Charles Tan(2)	A
Le Tran	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of June 24, 2019.

[2]	Information is provided as of May 21, 2019.

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